SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant  [X]

         Filed by a party other than the registrant  [ ]

         Check the appropriate box:
         [X]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
                  Section 240.14a-12

                             MTS SYSTEMS CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.
                  (1)      Title of each class of securities to which
                           transaction applies:
                  (2)      Aggregate number of securities to which transactions
                           applies:
                  (3)      Per unit price or other underlying value of
                           transaction computed pursuant to Exchange
                           Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:
         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

[LOGO]
MTS SYSTEMS CORPORATION
14000 Technology Drive
Eden Prairie, MN 55344-2290
Telephone 612-937-4000
Fax 612-937-4515, Telex 29-0521

--------------------------------------------------------------------------------

Dear MTS Shareholder:

     On behalf of the Board of Directors, we invite you to attend your Company's Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, January 26, 1999 at 4:00 p.m. at the Company's headquarters in Eden Prairie, Minnesota.

     We would like all our shareholders to be represented at the Annual Meeting, in person or by proxy. To that end, our staff works earnestly to follow up on proxies that are not returned. Last year approximately 92% of the shares were voted. Please help us by taking a few minutes to complete the enclosed proxy card and drop it in the mail even if you plan to attend the Annual Meeting. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire. Your promptness is much appreciated.



                                             Very truly yours,



                                             /s/ Donald M. Sullivan
                                             Donald M. Sullivan
                                             CHAIRMAN

                                             /s/ Sidney W. Emery, Jr.
                                             Sidney W. Emery, Jr.
                                             CHIEF EXECUTIVE OFFICER

December 22, 1998

                            MTS SYSTEMS CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 26, 1999


     The Annual Meeting of Shareholders of MTS Systems Corporation (the "Company") will be held on Tuesday, January 26, 1999 at the Company's headquarters located at 14000 Technology Drive, Eden Prairie, Minnesota 55344. The meeting will convene at 4:00 p.m. Central Standard Time for the following purposes:

   1. To elect eight directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected;

   2. To ratify and approve an amendment to the Company's Amended and Restated Articles of Incorporation to authorize the creation of 25,000,000 shares of Preferred Stock and to authorize multiple classes of Common Stock, without changing the number of authorized shares;

   3. To ratify and approve the appointment of independent public accountants for the Company for the current fiscal year; and

   4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on November 30, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.


                                        For the Board of Directors,

                                        /s/ Patrick Delaney
                                        Patrick Delaney
                                        SECRETARY



MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota 55344

December 22, 1998

 ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS LOCATED ON THE OUTSIDE OF THE ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. THE PROXY IS SOLICITED BY MANAGEMENT AND MAY BE REVOKED OR WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS EXERCISED.

                            MTS SYSTEMS CORPORATION


                            ----------------------
                                PROXY STATEMENT
                            ----------------------

                                    GENERAL


     This Proxy Statement is furnished to the shareholders of MTS Systems Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on Tuesday, January 26, 1999 (the "Annual Meeting") or any adjournment or postponement thereof.

     The Company will bear the entire cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional information furnished to shareholders. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company's principal offices are located at 14000 Technology Drive, Eden Prairie, Minnesota 55344, its telephone number is (612) 937-4000 and its facsimile number is (612) 937-4515.

     The Company intends to mail this Proxy Statement and the accompanying proxy card on or about December 22, 1998 to all holders of the Common Stock of the Company as of the record date of November 30, 1998, who are entitled to vote at the Annual Meeting.

     Any proxy may be revoked by request in person at the Annual Meeting or by written notice mailed or delivered to the Secretary of the Company at any time before it is voted. If not revoked, proxies will be voted as specified by the shareholders. The shares represented by proxies that are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders and in favor of the slate of directors proposed by the Board of Directors in this Proxy Statement.

     Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated to determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders for a vote, but as not voted for purposes of determining the approval of the matter on which the shareholder abstains. Consequently, an abstention will have the same effect as a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.



                   OUTSTANDING SECURITIES AND VOTING RIGHTS

     The Company has outstanding only one class of stock, $.25 par value common stock (the "Common Stock"), of which 18,598,890 shares were issued and outstanding on November 30, 1998. Each share is entitled to one vote on all matters presented to shareholders.

     Shareholders have cumulative voting rights in the election of directors. If any shareholder gives written notice of its intention to cumulate votes at the Annual Meeting to any officer of the Company before the meeting, or to the presiding officer at the meeting, all of the shareholders entitled to vote at the meeting may cumulate votes for the election of directors by multiplying the number of votes to which the shareholder is entitled by the number of directors to be elected and casting all such votes for one nominee or distributing them among any two or more nominees.

     Only shareholders of record at the close of business on November 30, 1998 will be entitled to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.



          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth, as of the close of business on November 30, 1998, the number and percentage of outstanding shares of Common Stock of the Company beneficially owned (i) by each person who is known to the Company to beneficially own more than five percent (5%) of the Common Stock of the Company, (ii) by each director of the Company, (iii) by each executive officer named in the Summary Compensation Table below, and (iv) by all directors and executive officers of the Company as a group:

                                            NUMBER OF SHARES       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIALLY OWNED      OF CLASS
--------------------------------------   ----------------------   ---------
  E. Thomas Binger                             1,143,000(1)           6.1%
   5575 Wayzata Boulevard
   Minneapolis, MN 55412
  Donald M. Sullivan                             329,258(1)(2)        1.8%
  Charles A. Brickman                            185,000(1)             *
  Marshall L. Carpenter                          179,797(1)(3)          *
  Keith D. Zell                                  135,933(1)(4)          *
  William G. Beduhn                               92,437(1)(5)          *
  Mauro G. Togneri                                53,832(1)(6)          *
  Thomas E. Holloran                              34,664(1)             *
  Thomas E. Stelson                               34,000(1)             *

                                                        NUMBER OF SHARES        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                   BENEFICIALLY OWNED       OF CLASS
-------------------------------------------------   ------------------------   ---------
           Bobby I. Griffin                                    27,000(1)             *
           Sidney W. Emery, Jr.                                26,650(1)(7)          *
           Russell A. Gullotti                                 13,000(1)             *
           Linda Hall Whitman                                   5,374(1)             *
           Jean-Lou Chameau                                     3,000(1)             *
           Brendan C. Hegarty                                   3,000(1)             *
           All directors and executive officers             2,563,367(1)(8)       13.4%
            as a group (21 persons)

------------------
*Less than 1%.

(1) Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of November 30, 1998: Mr. Binger, 7,000 shares; Mr. Brickman, 15,000 shares; Mr. Carpenter, 50,549, Mr. Sullivan, 205,266 shares; Mr. Zell, 66,181 shares; Mr. Beduhn, 36,833 shares; Mr. Emery, no shares; Mr. Holloran, 15,000 shares; Mr. Stelson, 11,000 shares; Mr. Griffin, 15,000 shares; Mr. Gullotti, 11,000 shares; Dr. Whitman, 3,000 shares; Mr. Chameau, 3,000 shares; Mr. Hegarty, 3,000 shares; Mr. Togneri, 37,832 shares; and by all directors and executive officers as a group, 632,317 shares.

(2) Includes 17,750 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly.

(3) Includes 129,248 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly.

(4) Includes 40,018 shares held in a trust for the benefit of Mr. Zell's children for which Mr. Zell serves as trustee.

(5) Includes 6,108 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly. Includes 46,856 shares held by his spouse, the beneficial ownership of such shares is disclaimed.

(6) Includes 3,840 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly.

(7) Includes a restricted stock grant of 24,000 shares issued on March 17, 1998 in connection with his employment with the Company.

(8) Includes 270,371 shares owned jointly with a spouse, 77,308 shares owned directly by a spouse and 40,018 shares which are held in trust.

                             ELECTION OF DIRECTORS

                                 (PROPOSAL #1)

     Eight directors will be elected at the Annual Meeting. The Board of Directors has nominated for election the eight persons named below and each has consented to being named a nominee. Each of the nominees is currently a director of the Company and will, if elected, serve until the next Annual Meeting of Shareholders or until a successor is elected and qualified. If any nominee is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose. It is intended that proxies will be voted for such nominees. The proxies cannot be voted for a greater number of persons than eight.

     Donald M. Sullivan, who has served as the Chairman of the Board of Directors of the Company since May 1994, is retiring from the Board and will not be standing for re-election at the Annual Meeting. The Board has nominated Sidney W. Emery, Jr., the President and Chief Executive Officer of the Company, to serve as Chairman. On the occasion of Mr. Sullivan's retirement, the Board expresses its deep appreciation for the leadership and vision he provided as Chairman and recognizes his long-standing service to the Company in various capacities since 1976.

     Mr. Binger, who retired during 1998, and Mr. Stelson, who is retiring and will not be standing for re-election at the Annual Meeting, have served on the Board of Directors of the Company since 1975 and 1979, respectively. The Board acknowledges their valued service to the Company and expresses its gratitude.

     The names of the nominees, their principal occupations for at least the past five years and other information is set forth below:




[PHOTO]                                 President of Pinnacle Capital
CHARLES A. BRICKMAN Age 66              Corporation (a venture capital company)
DIRECTOR SINCE 1968                     since 1990; with Kidder Peabody & Co.,
                                        Inc., an investment banking firm, from
                                        1960 to 1990 (Vice President from 1964
                                        to 1990 and a director from 1975 to
                                        1990); a director of Illinois
                                        Consolidated Telephone Co. and a number
                                        of small, privately-held companies.

[PHOTO]                                 Dean of the College of Engineering and
JEAN-LOU CHAMEAU Age 45                 Georgia Research Alliance Eminent
DIRECTOR SINCE 1998                     Scholar at the Georgia Institute of
                                        Technology since 1997; Vice Provost for
                                        Research and Dean of Graduate Studies at the Georgia Institute of Technology from 1995 to 1977; President of Golder
                                        Associates, Inc. (an engineering
                                        consulting firm) from 1994 to 1995;
                                        Director of the School of Civil and
                                        Environmental Engineering at the Georgia
                                        Institute of Technology from 1991 to
                                        1994; Professor and Head of the
                                        Geotechnical Engineering Program at
                                        Purdue University from 1980 to 1991; a
                                        director of a number of privately-held
                                        companies and non-profit organizations.

[PHOTO]
SIDNEY W. EMERY, JR. Age 52             Chief Executive Officer and President of
DIRECTOR SINCE 1998                     the Company since March 17, 1998;
                                        management and executive positions with
                                        Honeywell, Inc. (manufacturer of control systems) from 1985 to 1997 (Area Vice
                                        President, Western and Southern Europe
                                        from 1994 to 1997; Group Vice President,
                                        Military Avionics Systems from 1989 to
                                        1994; Vice President and General
                                        Manager, Space Systems Division from
                                        1988 to 1989; Vice President,
                                        Operations, Process Controls Division
                                        from 1985 to 1988).


[PHOTO]                                 Consultant; formerly President of
BOBBY I. GRIFFIN Age 61                 Medtronic Pacing Business (manufacturer
DIRECTOR SINCE 1993                     of pacing arrhythmia products and the
                                        largest business unit within Medtronic,
                                        Inc.) from 1993 to 1998; Executive Vice
                                        President of Medtronic, Inc. (medical
                                        technology company) from 1988 to 1998;
                                        held various management positions in the pacing business since joining Medtronic in 1973; involved in bio-medical research and development since 1961 with General Electric-Hanford Laboratories,
                                        Batelle Memorial Institutes, and with
                                        McDonnell-Douglas Corporation-Donald W.
                                        Douglas Laboratories; a director of
                                        Urologix, Inc.; a director of The
                                        Lutheran Brotherhood Board and
                                        Tentmakers Youth Ministry; member of the Concordia College Board of Trustees and the North American Association for
                                        Pacing and Electrophysiology.


[PHOTO]                                 Chairman of the Board of Directors of
RUSSELL A. GULLOTTI Age 56              National Computer Systems, Inc. (NCS)
DIRECTOR SINCE 1995                     (provider of data collection systems and
                                        services) since May, 1995; President and Chief Executive Officer since October,
                                        1994; management and executive positions with Digital Equipment Corporation from
                                        1977 to 1994 (President Sales/Service
                                        for Americas from 1992 to 1994 and Vice
                                        President Digital Services from 1988 to
                                        1992); a director of GenRad, Inc. and
                                        the Minnesota Business Partnership.

[PHOTO]                                 Consultant; formerly Executive Vice
BRENDAN C. HEGARTY Age 56               President and Chief Executive Officer of
DIRECTOR SINCE 1998                     Recording Head Group of Seagate
                                        Technology (manufacturer of computer
                                        disk drives), from 1993 to 1998; Senior
                                        Vice President and Chief Technical
                                        Officer since 1989; Vice President of
                                        Thin Film Operations for Control Data
                                        Corporation (computer hardware and
                                        software company) from 1988 to 1989;
                                        management and executive positions with
                                        IBM (computer hardware and software
                                        company) from 1967 to 1987.


[PHOTO]                                 Professor, Graduate School of Business,
THOMAS E. HOLLORAN Age 69               University of St. Thomas, Saint Paul,
DIRECTOR SINCE 1971                     Minnesota since 1985; Chairman,
                                        Minneapolis-Saint Paul Metropolitan
                                        Airports Commission from 1989 to 1991;
                                        Chairman of the Board of Directors and
                                        Chief Executive Officer of the
                                        Inter-Regional Financial Group, Inc.
                                        (holding company for various financial
                                        enterprises) from 1976 to 1985; a
                                        director of Flexsteel Industries, Inc.,
                                        Medtronic, Inc., ADC Telecommunications
                                        Inc., National City Bank of Minneapolis,
                                        National City Bancorporation and Space
                                        Center Company; Chairman and a director
                                        of Malt-o-Meal Company and the Bush
                                        Foundation; a director of the Minnesota
                                        Center for Corporation Responsibility.

[PHOTO]                                 President of Ceridian Performance
LINDA HALL WHITMAN Age 50               Partners, Ceridian Corporation since
DIRECTOR SINCE 1995                     May, 1996; management and executive
                                        positions with Honeywell, Inc. from 1980 to 1996 (Vice President, Business
                                        Integration from October 1995 to May
                                        1996; Vice President, Consumer Business
                                        Group from 1993 to 1995); consultant,
                                        psychologist, social worker and special
                                        education teacher in Minnesota and
                                        Michigan schools from 1969 to 1980;
                                        Minnesota 100 mentor since 1994; Member,
                                        Minnesota Women's Economic Roundtable
                                        and the Committee of 200 (an association of women with direct profit responsibility for a number of large business entities).

OTHER INFORMATION REGARDING THE BOARD

     MEETINGS. The Board of Directors met five times during fiscal year 1998, which ended September 30, 1998. None of the directors attended fewer than 75% of the aggregate of the total number of Board meetings and Committee meetings on which he or she served during fiscal year ended 1998. The Board of Directors also took action in writing in lieu of a meeting six times during fiscal 1998, which all of the directors signed.

     BOARD COMMITTEES. The Audit Committee of the Board of Directors, which was composed of Brickman (Chair), Hegarty and Stelson during fiscal 1998, met four times. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews and approves management's processes to ensure compliance with the laws and regulations, reviews the scope and results of the audits by, and the recommendations of, the Company's independent auditors and approves services provided by the auditors. The Audit Committee also reviews the audited financial statements of the Company.

     The Human Resources Committee of the Board of Directors, which is currently composed of Messrs. Holloran (Chair), Griffin and Dr. Whitman, met five times and took two actions in writing during fiscal 1998. The Human Resources Committee makes recommendations to the Board of Directors regarding the employment practices and policies of the Company and the compensation paid to Company officers and administers the Company's stock option and retirement plans.

     The Governance Committee of the Board of Directors, which is currently composed of Messrs. Gullotti (Chair), Griffin, Holloran and Dr. Whitman, met one time during fiscal 1998. The responsibilities of the Committee include Board evaluation, Board membership and fee recommendations and chief executive officer succession planning.

                            EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
     The following table shows, for the fiscal years ending September 30, 1998, 1997, and 1996, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Donald M. Sullivan, the Company's Chairman, and Sidney W. Emery, Jr., the Company's Chief Executive Officer and President, and each of the four other most highly compensated executive officers of the Company as determined in accordance with the Securities and Exchange Commission rules (together with Mr. Sullivan and Mr. Emery, the "Named Executives"):



                          SUMMARY COMPENSATION TABLE


                                                                                                 LONG-TERM
                                              ANNUAL COMPENSATION                              COMPENSATION
                                         ------------------------------                      ----------------
                                                                             RESTRICTED         SECURITIES
                                                                                STOCK           UNDERLYING        ALL OTHER
                                              SALARY           BONUS          AWARD(S)            OPTIONS        COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR           ($)            ($)(1)            ($)              (#)(2)            ($)(3)
-----------------------------   ------   ----------------   -----------   ----------------   ----------------   -------------
Donald M. Sullivan              1998         $268,500        $105,362       $      -0-                -0-          $10,684
 Chairman                       1997          262,500         214,275              -0-            105,900(7)         9,492
                                1996          241,154(4)      109,694              -0-             36,000           10,052

Sidney W. Emery, Jr.            1998          160,097          84,000          351,000(6)         120,000(8)        10,684
 President and                  1997              -0-             -0-              -0-                -0-              -0-
 Chief Executive Officer        1996              -0-             -0-              -0-                -0-              -0-

Keith D. Zell                   1998          187,790          85,484              -0-             13,000           10,684
 Executive Vice President       1997          178,420         163,830              -0-             17,700            9,492
                                1996          162,479          25,089              -0-             24,000           10,052

William G. Beduhn               1998          150,315         108,110              -0-              8,500           10,684
 Vice President                 1997          148,326         115,690              -0-              7,800            9,492
                                1996          136,871          86,278              -0-             10,800           10,052

Mauro G. Togneri                1998          160,334          80,019              -0-              6,500           10,684
 Vice President                 1997          161,117          37,179              -0-             11,500            9,492
                                1996          154,558(5)       74,355              -0-             16,000           10,052

Marshall L. Carpenter           1998          173,418          42,358              -0-              8,650           10,684
 Vice President and Chief       1997          171,882         109,459              -0-             11,500            9,492
 Financial Officer              1996          158,604          81,281              -0-             16,000           10,052

------------------
(1) Represents earnings under the Management Variable Compensation Plan. The amounts listed were earned in the fiscal year shown and were paid or will be paid in the following year, unless deferred by the Named Executive.

(2) Options granted prior to February 1, 1998 have been adjusted to reflect the Company's two-for-one stock split occurring on that date.

(3) Represents contributions by the Company to the Company's Profit Sharing Retirement Plan and the Company's 401(k) Plan on behalf of the Named Executives.

(4) Includes $12,470 of compensation earned in fiscal year 1996 and deferred by the Named Executive to a later date.

(5) Includes $3,032 of compensation earned in the fiscal years 1997 and deferred by the Named Executive to a later date.

(6) Represents a restricted stock grant of 24,000 shares issued on March 17, 1998 in connection with his employment with the Company. The value of the restricted stock grant is based upon the last reported sale price for shares of the Company's Common Stock on March 17, 1998, which was $14.625 per share. The restricted stock vests in full in three years from the date of issuance unless the Company terminates Mr. Emery's employment, then, in such event, 12,000 shares will vest if the termination occurs before the second anniversary of his employment and 16,000 shares will vest if the termination occurs after the second anniversary of his employment. The restricted stock will also vest in full in the event of a change in control of the Company that occurs at any time within three years from the date of grant. The aggregate value of the restricted stock grant at the end of fiscal 1998 was $14.75 per share or $354,000. Mr. Emery will be entitled to receive dividends on the shares of restricted stock in the event that the Board of Directors authorizes a distribution of dividends to holders of Common Stock of the Company.

(7) Includes 80,000 shares granted in the fiscal year 1997 in connection with an employment agreement and 25,900 shares granted according to an annual plan.

(8) Represents a non-qualified stock option grant of 120,000 shares issued to Mr. Emery on March 17, 1998 in connection with his employment with the Company.


STOCK OPTIONS

     The following table contains information concerning grants of stock options under the Company's Stock Option Plans to the Named Executives during the fiscal year ending September 30, 1998:



                       OPTION GRANTS IN LAST FISCAL YEAR


                           NUMBER OF         PERCENT OF TOTAL
                          SECURITIES         OPTIONS GRANTED                                        GRANT DATE
                          UNDERLYING           TO EMPLOYEES      EXERCISE PRICE     EXPIRATION     PRESENT VALUE
NAME                  OPTIONS GRANTED(1)      IN FISCAL YEAR         ($/SH)            DATE            $(2)
------------------   --------------------   -----------------   ----------------   ------------   --------------
D. M. Sullivan                  -0-                   0%            --                     --              --
S. W. Emery, Jr.            120,000                24.1%        $14.625               3/17/03        $494,872
K. D. Zell                   13,000                 2.6%         15.75                1/27/03         557,737
W. G. Beduhn                  8,500                 1.7%         15.75                1/27/03          37,751
M. G. Togneri                 6,500                 1.3%         15.75                1/27/03          28,869
M. L. Carpenter               8,650                 1.7%         15.75                1/27/03          38,417

------------------
(1) Each option becomes exercisable in equal installments over a period of three years, commencing one year after the date of grant.

(2) Based upon a Black-Scholes valuation method. Assumptions used include expected average option life (3 years), risk-free interest rate (4.2%), dividend yield (1.6%) and historical volatility (.40).

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Named Executives concerning the exercise of options during fiscal year ending September 30, 1998 and unexercised options held as of September 30, 1998:


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                 IN-THE-MONEY
                         SHARES                             OPTIONS AT FY-END (#)             OPTIONS AT FY-END ($)(1)
                       ACQUIRED ON         VALUE       -------------------------------   ---------------------------------
NAME                  EXERCISE (#)     REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------   --------------   --------------   -------------   ---------------   -------------   --------------
D. M. Sullivan           26,840          $323,327         184,631           29,269        $1,053,263        $151,816
S. W. Emery, Jr.            -0-               -0-             -0-          120,000               -0-          15,000
K. D. Zell                  -0-               -0-          48,081           32,535           342,613         101,305
W. G. Beduhn              2,800            34,825          27,799           17,301           200,612          45,632
M. G. Togneri               -0-               -0-          21,498           19,502           194,333          67,791
M. L. Carpenter             -0-               -0-          38,498           21,652           276,083          67,447

------------------
(1) Based on closing price of $14.75 per share of the Company's Common Stock on September 30, 1998.


HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     This is the report of the Company's Human Resources Committee, which is composed of the undersigned Board members. Messrs. Holloran and Griffin and Dr. Whitman are non-employee directors of the Company, serving 26, 5 and 3 years, respectively. This report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

     The Human Resources Committee is responsible for executive compensation, employment contracts, the Management Variable Compensation and Stock Option Plans, and certain other employee benefit plans such as the Company's Profit Sharing/Retirement Plans. The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies in order to attract and motivate highly-qualified employees.

     The Company uses various compensation surveys -- international, national and local -- to develop its compensation strategy and plans; this practice is also used by the Human Resources Committee for executive compensation. In general, the Committee does not use outside consultants to prepare specific studies for it unless it judges the available survey data to be incomplete or unsuitable.

     There are four components to the Company's executive compensation program:
(1) base salary; (2) management variable compensation (referred to in the Summary Compensation Table above as "Bonus"); (3) stock options; and (4) profit sharing/retirement. The Committee may adjust the mix of these components from year to year according to survey data. In general, as is true for all the Company's compensation programs, salaries and retirement compensation are somewhat lower than average survey data, and bonus and stock options (i.e., potential annual and longer-term variable compensation) may be somewhat higher. This proportionality increases as responsibility and compensation increase.

     BASE SALARY. Executive base salary is adjusted annually in January based on the prior fiscal year's financial results and performance on developmental objectives the Committee believes are critical to the

Company's long-term progress. These objectives include, but are not limited to, progress on the Company's current business plan objectives, longer-term strategies and staff development.

     MANAGEMENT VARIABLE COMPENSATION. The Human Resources Committee annually approves the Management Variable Compensation Plan, which includes executives, managers, and key functional and technical leaders. It also recommends to the full Board the corporate earnings and growth objectives upon which the Chief Executive Officer's variable compensation is principally based. These objectives are a mix of growth of per share earnings, return on average net assets and revenue growth.

     Variable compensation is paid to each recipient by December 30 following the close of the fiscal year unless the executive elects to defer a portion in the Company's non-qualified, non-secured compensation deferral plan.

     STOCK OPTIONS. The Company's current Stock Option Plans include directors, executive, managers, and key functional and technical leaders. Stock options are priced and granted annually on the date of the January Board of Directors' meeting. In addition, Company officers from time to time recommend to the Human Resources Committee for its approval at regular Board of Directors' meetings stock option grants to employees who have shown exceptional service. These discretionary stock options do not exceed 15% of the number of shares that are granted annually and are priced as of the date of approval. Options outstanding under current plans fully vest in less than four years and all options expire in seven years or less.

     PROFIT SHARING/RETIREMENT. The Company sponsors an all employee Profit Sharing/Retirement Plan for U.S. employees, except certain subsidiary employees who are covered by subsidiary plans. All of the executives listed in the above tables are included in this Profit Sharing Plan. The full Board annually approves the contribution formula for all employees, including executives.

     The Company also has a 401(k) Plan for U.S. employees, including executives, under which the Company partially matches employee contributions at a proportion set by the Company. The Human Resources Committee annually approves the corporate matching formula for all employees.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Sullivan served as Chief Executive Officer of the Company until his retirement from that position on March 17, 1998. Mr. Emery assumed the duties of Chief Executive Officer of the Company on that date and receives an annual base salary that was set at $300,000 during 1998. In addition to his base salary, Mr. Emery receives bonuses, reimbursements and certain fringe benefits available to executive officers of the Company. The Human Resources Committee believes that Mr. Sullivan has managed the Company well over the years in a highly competitive industry. The Committee acknowledges his valued service. Mr. Emery had demonstrated his leadership ability in a similar industry, and his compensation is competitive in the marketplace and with the Company's overall management and compensation strategy. The compensation paid to both Messrs. Sullivan and Emery during 1998 is shown in the Summary Compensation Table.

     BOARD ACTION. The full Board of Directors approves new stock option plans for submission to shareholder vote and approves the annual corporate earnings and growth objectives for inclusion into the Management Variable Compensation Plan. The full Board reviews all components of executive compensation and the Profit Sharing/Retirement Plan every two to three years.


                  SUBMITTED BY THE HUMAN RESOURCES COMMITTEE
                     OF THE COMPANY'S BOARD OF DIRECTORS:

                                        Thomas E. Holloran, Chairman
                                        Bobby I. Griffin
                                        Linda Hall Whitman

SHAREHOLDER RETURN PERFORMANCE
     The graph below sets forth a comparison of the cumulative shareholder return of the Company's Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Nasdaq Market Index and the Laboratory Apparatus and Analytical, Optical, Measuring, and Controlling Instruments Index (the "Analytical Instruments Index") (SIC Code 382, which includes 178 companies). The graph below compares the cumulative total return of the Company's Common Stock over the last five fiscal years assuming a $100 investment on September 30, 1993 and assuming reinvestment of all dividends.



                                    [GRAPH]




                                                     FISCAL YEAR ENDING SEPTEMBER 30,
                                    1993         1994        1995         1996         1997         1998
MTS SYSTEMS CORPORATION          $  100.00     $  82.5     $  98.2     $  139.5     $  262.0     $  214.8
NASDAQ MARKET INDEX                 100.00       100.8       139.3        165.2        226.8        231.8
ANALYTICAL INSTRUMENTS INDEX        100.00       104.0       164.3        171.0        289.2        184.9

     The Company's Common Stock closed at $14.75 per share on September 30,
1998.


EMPLOYMENT AND OTHER AGREEMENTS
     Donald M. Sullivan, Sidney W. Emery, Jr., Keith D. Zell, Marshall L. Carpenter, Mauro G. Togneri and William G. Beduhn, individually, have agreements with the Company under which, upon the termination of their employment with the Company other than for cause, such executive officers will receive monthly payments over periods ranging from six to eighteen months or until age 65, whichever occurs first, based upon their highest annual salaries and the average management variable compensation and benefits they received during the previous three years. As of the date hereof, the maximum aggregate amounts of such payments to each of Messrs. Sullivan, Emery, Zell, Carpenter, Togneri and Beduhn are $634,397, $300,974, $364,486, $394,552, $230,947 and $265,155,
respectively. As a condition of the receipt of such payments, Mr. Sullivan and the executive officers of the Company have agreed not to render services to any competing entity concerning any similar or competing product for periods ranging from nine to eighteen months and agreed to maintain the confidentiality of certain information deemed by the Company to be proprietary.

     In 1998, the Company also entered into change-in-control agreements with Messrs. Emery, Zell, Carpenter, Togneri and Beduhn. In the event of a change in control, these executive officers will be entitled to receive upon the termination of their employment by the Company without cause or by the executive for good reason at any time within three years of such change in control, a lump-sum payment equal to (a) six to eighteen months of the highest annual compensation they received during the previous three years, or (b) twelve to thirty-six months of such officers' compensation in the event of an unfriendly takeover. The executive officers may also, within a period beginning thirty days and ending one hundred and eighty days following a change in control, resign for any reason and be entitled to receive the aforementioned payments.


DIRECTOR COMPENSATION
     Directors who served during fiscal 1998 and were not otherwise directly or indirectly compensated by the Company were each paid directors' fees in the form of retainer of during 1998. The retainers for Messrs. Brickman, Holloran, Griffin, Stelson, Gullotti, and Dr. Whitman, who served the entire fiscal year, was $17,600. The retainer for Messrs. Binger and Hegarty, who did not serve the entire year, was $13,200 and $8,800, respectively. The payment of retainers is not dependent upon board meeting attendance. In addition, non-employee directors who attended over a total of five board or committee meetings not held on the same day as a regular board meeting were compensated at the rate of $750 per half day meeting and $1,500 per full day meeting. Messrs. Binger, Holloran and Dr. Whitman each attended two committee meetings on different days than the board meetings during 1998 and each received $1,500.

     Each of the non-employee directors who were elected at last year's Annual Meeting of Shareholders (Messrs. Binger, Brickman, Holloran, Griffin, Stelson, Gullotti and Dr. Whitman) were granted non-qualified options to purchase an amount equal to 3,000 shares each of Common Stock upon their re-election to the Board of Directors at the Company's Annual Meeting of Shareholders for fiscal year 1998. Messrs. Hegarty and Chameau, who filled the vacancy created by the retirement from the Board of Mr. Binger in 1998 and the anticipated vacancy created by the retirement from the Board of Mr. Stelson in 1999, were each granted a non-qualified option to purchase 3,000 shares of Common Stock. Each non-employee director will be granted a non-qualified option to purchase up to 4,000 shares of Common Stock upon their re-election to the Board of Directors at the Company's Annual Meeting of Shareholders to be held on January 26, 1999 at the fair market value of the Common Stock on such date. Mr. Brickman and Mr. Stelson were also reimbursed for travel expenses to Board of Directors' and committee meetings in Minneapolis.

               PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
                AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                 (PROPOSAL #2)


     The Articles of Incorporation of the Company do not currently authorize the issuance of Preferred Stock. On December 1, 1998, the Board of Directors unanimously adopted a resolution recommending to the shareholders for their approval an amendment to Article VI of the Company's Amended and Restated Articles of Incorporation to provide for the authorization and creation of up to 25,000,000 shares of Preferred Stock, the relative rights, preferences and other terms of which will be determined by the Board prior to any issuance. The amendment to Article VI also restates the authority of the Board of Directors to issue Common Stock, without changing the number of authorized shares of Common Stock, to create additional classes of Common Stock and establish the relative rights, preferences and other terms of the Common Stock. No changes will be made to the Company's currently outstanding Common Stock.

     The Board of Directors believes the creation of Preferred Stock and the ability to issue multiple classes of Common Stock is in the best interests of the Company and its shareholders in that the existence of such shares would provide the Board with flexibility in managing the Company's capital structure by allowing the issuance of additional equity, rather than debt, when the Board deems it to be advantageous. The Preferred Stock could be issued in connection with, among other things, stock dividends, financing transactions, corporate mergers, acquisitions, employee benefit plans and other corporate purposes. The availability of Preferred Stock would allow the issuance of such shares in the future without the expense and delay of a special Shareholder's Meeting. The shares of Preferred Stock would be available for issuance without further shareholder action unless such action were required by applicable law or the rules of the Nasdaq National Market or any other stock exchange on which the Company's securities may then be listed or traded. The ability to issue additional classes of Common Stock would also provide the Board additional alternatives in connection with financing transactions, corporate acquisitions and other corporate purposes.

     The proposed Preferred Stock would be "blank check" preferred stock, which means that the Board of Directors would have the discretion, from time to time, to determine the designations and relative voting, distribution, dividend, conversion, liquidation, and other rights, preferences, and limitations of Preferred Stock, including, among other things: (i) the designation of each class or series and number of shares in a class or series; (ii) the dividend rights, if any, of the class or series; (iii) the redemption provisions, if any, of the shares; (iv) the preference, if any, to which any class or series would be entitled in the event of the liquidation or distribution of the Company's assets; (v) the provisions of a purchase, retirement or sinking fund, if any, to accommodate redemption of the Preferred Stock; (vi) the rights, if any, to convert or exchange the shares into or for other securities; (vii) the voting rights, if any (in addition to any prescribed by law), of the holders of the shares of the class or series; (viii) the conditions or restrictions, if any, on specified actions of the Company affecting the rights of the shares; and (ix) any other preferences, privileges, powers, rights, qualifications, limitations or restrictions of or on the class or series. Depending on the rights and preferences designated for any particular series, issuances of Preferred Stock could have the effect of diluting shareholders' equity, earnings per share and voting rights attributable to the Common Stock.

     The Board of Directors will make any determination to issue shares of Preferred Stock based on its judgment at the time as to the best interests of the Company and its shareholders. Although the Board of Directors has no current plans of doing so, it could issue a series of Preferred Stock that might, depending on the terms of such series, impede or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means that the Board of Directors determines not to be in the best interests of the Company and its shareholders. Under certain circumstances, for example, such shares could be used to create voting impediments or to deter persons or entities seeking to effect a takeover or otherwise gain control of the Company. The issuance of Preferred Stock could also be used to dilute the stock ownership of a potential acquiror. Such shares could be sold in public or private transactions to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines not to be in the best interests of the Company and its shareholders. In addition, shares of Preferred Stock could be used in connection with the adoption by the Board of a shareholder rights plan in which rights to purchase shares of Preferred Stock could become exercisable by holders of Common Stock upon the occurrence of certain triggering events. The existence of such a shareholder rights plan could delay, impede or prevent offers for the Company that the Board of Directors determines not to be in the best interests of the Company and its shareholders.

     While the Board has in the past discussed the merits of a shareholder rights plan and may in the future decide to adopt such a plan, the Board of Directors has no current arrangements, agreements or understandings regarding the adoption of a shareholder rights plan or for the issuance of any series of Preferred Stock, should the proposed amendment to the Company's Amended and Restated Articles of Incorporation be approved and adopted.

     The resolution to be considered and acted upon by the shareholders at the Annual Meeting is as follows:

   RESOLVED, that Article VI of the Amended and Restated Articles of Incorporation of the Company, and any subsequent amendment thereto effectuated prior to the date hereof, be deleted in their entirety and replaced with the following:


                                  ARTICLE VI

          "The authorized capital stock of this corporation shall be Sixty-four Million (64,000,000) shares of Common Stock of the par value of Twenty-five cents ($.25) per share (the "Common Stock") and Twenty-five Million (25,000,000) shares of preferred stock of the par value of Twenty-five cents ($.25) per share (the "Preferred Stock"). The designations and the powers, preferences and the rights, and the qualifications, limitations or restrictions of the shares of each class of stock shall be as follows:

          Section 1. Common Stock. Subject to all of the rights of the Preferred Stock, and except as may be expressly provided with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this Article VI:

              (a) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends;

              (b) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring shareholder action, each share being entitled to one vote;

              (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective share ownership; and

              (d) the Board of Directors may, from time to time, establish by resolution different classes or series of shares and may fix the rights and preferences of said shares in any class or series; and the Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is expressly authorized, by adopting resolutions providing for the issuance of shares of any particular class or series and, if and to the extent from time to time required by law, by filing with the Minnesota Secretary of State a statement with respect to the adoption of the resolutions pursuant to the Minnesota Business Corporation Act (or other law hereinafter in effect relating to the same or substantially similar subject matter), to establish the number of shares to be included in each such class and series and to fix the designation and relative powers, preferences and rights and qualifications and limitations or restrictions thereof relating to the shares of each such class and series.

          Section 2. Preferred Stock. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is expressly authorized by adopting resolutions providing for the issuance of shares of any particular series and, if and to the extent from time to time required by law, by filing with the Minnesota Secretary of State a statement with respect to the adoption of the resolutions pursuant to the Minnesota Business Corporation Act (or other law hereafter in effect relating to the same or substantially similar subject matter), to establish the number of shares to be included in each such series and to fix the designation and relative powers, preferences and rights and the qualifications, limitations or restrictions thereof relating to the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

              (a) the distinctive serial designation of such series and the number of shares constituting such series, provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 25,000,000;

              (b) the annual dividend rate on shares of such series, if any, whether dividends shall be cumulative and, if so, from which date or dates;

              (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

              (d) the obligation, if any, of the corporation to retire shares of such series pursuant to a sinking fund;

              (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

              (f) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

              (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

              (h) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

          Section 3. Pre-emptive Rights. Except as may be provided from time to time in a written agreement between the corporation and a holder of Common Stock or Preferred Stock or other action of the Board of Directors with respect to Common Stock or Preferred Stock, no shareholder of this corporation shall have any preferential, preemptive or other rights to subscribe for, purchase or acquire any shares of the corporation of any class, whether unissued or now or hereafter authorized, or any obligations or other securities convertible into or exchangeable for any such shares."

     RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to execute such documents and certificates and take such other actions as may be necessary to give effect to the foregoing resolution.

     The approval of the amendment to the Amended and Restated Articles of Incorporation of the Company requires the affirmative vote of the holders of a majority of outstanding stock entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION



                             APPROVAL OF AUDITORS

                                 (PROPOSAL #3)

     Arthur Andersen LLP, independent certified public accountants, have been the auditors for the Company since 1966. They have been reappointed by the Board of Directors, on recommendation of its Audit Committee, as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Arthur Andersen LLP should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN LLP

                             SHAREHOLDER PROPOSALS

     The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the Company's Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by action of the Company in accordance with the proxy rules. In order for a shareholder proposal to be considered for inclusion in the Proxy Statement for the January 2000 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company in writing no later than August 20, 1999. In addition, if the Company receives notice of a shareholder proposal after November 5, 1999, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors for its 1999 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.


                                    GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASD. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes that all such reports have been filed in a timely manner.


OTHER MATTERS
     The management of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

     The Annual Report of the Company for the fiscal year ended September 30, 1998 is enclosed herewith.

                                     PROXY
                            MTS SYSTEMS CORPORATION
               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 26, 1999

     The undersigned hereby appoints Donald M. Sullivan and Patrick Delaney (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of MTS Systems Corporation, held of record by the undersigned on November 30, 1998, at the ANNUAL MEETING OF SHAREHOLDERS to be held on January 26, 1999, or any adjournment or postponement thereof.

  (1) ELECTION OF       [ ] FOR all nominees        [ ] WITHHOLD AUTHORITY
      DIRECTORS:            (except as marked below)    to vote for nominees
                                                        listed

   CHARLES A. BRICKMAN, JEAN-LOU CHAMEAU, SIDNEY W. EMERY, BOBBY I. GRIFFIN, BRENDAN C. HEGARTY THOMAS E. HOLLORAN, RUSSELL A. GULLOTTI, LINDA HALL WHITMAN

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

   -----------------------------------------------------------------------------

  (2) The proposal to ratify and approve an amendment to the Company's Amended and Restated Articles of Incorporation to authorize the creation of 25,000,000 shares of Preferred Stock and to authorize multiple classes of Common Stock, without changing the number of authorized shares.

                [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

  (3) The proposal to ratify and approve the appointment of Arthur Andersen LLP.

                [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

  (4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                        (CONTINUED FROM THE OTHER SIDE)

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                                             Dated:_____________________________

                                             Signed:____________________________
                                                    Signature of Shareholder


                                             Signed:____________________________
                                                    Signature of Shareholder


                                             Please vote, date and sign this
                                             proxy statement as your name is
                                             printed hereon. When signing as
                                             attorney, executory administrator,
                                             trustee, guardian, etc. give full
                                             title as such. If the stock is
                                             held jointly, each owner should
                                             sign. If a corporation, please
                                             sign in full corporate name by
                                             President or other authorized
                                             officer. If a partnership, please
                                             sign in partnership name by
                                             authorized person.